UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)(1)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 10, 2003

ValueClick, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	000-30135	77-0495335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4353 Park Terrace Drive, Westlake Village, California		91361
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 575-4500

N/A
(Former name or former address, if changed since last report)

(1)  Note, I added a return here.  The form and general practice is to have the formatting as indicated above.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events.

On December 10, 2003, ValueClick, Inc. entered into an Agreement and Plan of Merger, by and among ValueClick, Inc., a Delaware corporation (“ValueClick”), HS Acquisition Corp., a California corporation and a wholly-owned subsidiary of ValueClick, Hi-Speed Media, Inc., a California corporation (“Hi-Speed Media”), the shareholders of Hi-Speed Media and Farshad Fardad, in his capacity as Shareholder Agent.  On December 11, 2003, ValueClick issued a press release related to the proposed merger of ValueClick and Hi-Speed Media. A copy of this press release is filed as Exhibit 99.1 to this document and incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Financial statements of businesses acquired.

Not Applicable

	(b)	Pro forma financial information.

Not Applicable

	(c)	Exhibits.

		Exhibit No.	Item

		99.1	Press Release dated December 11, 2003 announcing the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

Date: December 12, 2003	/s/ Samuel J. Paisley
Samuel J. Paisley, Chief Financial Officer